SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  February 26, 1996




                   THE NOSTALGIA NETWORK, INC.
     (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-13102

I.R.S. Employer Identification No.:  84-0923659

Address of principal executive offices: 650 Massachusetts Avenue, N.W.
                                        Washington, D.C. 20001

Registrant's telephone number, including area code:  (202) 289-6633

Former name or former address, if changed since last report:
Not applicable

                        Page 1 of 20 Pages
                      Exhibit Index on Page 4



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                              - 2 -

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 26, 1996, the registrant entered into an agreement with Concept Communications, Inc. ("Concept"), its controlling stockholder, to extend the maturity date of $11,000,000 of promissory notes issued by the registrant in favor of Concept (the "Notes") and loan the registrant $1,000,000 for general corporate purposes. The Notes are now due and payable in
full on October 1, 1996.    As part of the February 26, 1996
agreement, the registrant and Concept amended a January 4, 1996 Security Agreement to secure all promissory notes issued by the registrant to Concept and any other obligations of the registrant to Concept. By terms of a promissory note dated February 26, 1996, the principal amount and accrued interest on the $1,000,0000 loan, at a rate of 4.89% per annum, is due and payable on October 1, 1996. If the principal balance and accrued interest are not paid on or before October, 1 1996, the interest will accrue thereafter at a rate of 6.89%. A copy of the agreement and promissory note are attached hereto as Exhibits 10(a) and (b), respectively and incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

     On March 1, 1996, the registrant and its President and Chief Executive Officer, Jack Heim, entered into a letter agreement modifying Mr. Heim's Employment Agreement to provide that it will expire on June 30, 1996. The registrant issued a press release announcing this modification. A copy of the press release and letter agreement are attached hereto as Exhibits 99.1 and 10(c), respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          10   Material Contracts

               (a) Letter Agreement dated February 26, 1996
                   between Concept Communications, Inc. and The
                   Nostalgia Network, Inc.

               (b) Promissory note dated February 26, 1996 given
                   by The Nostalgia Network, Inc. to Concept
                   Communications, Inc.

               (c) Letter Agreement dated March 1, 1996 between
                   Jack Heim and The Nostalgia Network, Inc.

          99.1 Additional Exhibits

               (a) Press release dated March 1, 1996.
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              The Nostalgia Network, Inc.



                                   By:/s/ Daniel C. Holdgreiwe
                                      ________________________
                                      Daniel C. Holdgreiwe
                                      Secretary and General Counsel


 Dated:  March 13, 1996

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                          EXHIBIT INDEX

EXHIBIT             DESCRIPTION                                 PAGE

10

     (a)            Letter Agreement dated February 26, 1996      5
                    between Concept Communications, Inc. and The
                    Nostalgia Network, Inc.

     (b) Promissory note dated February 26, 1996 given 7 by The Nostalgia Network, Inc. to Concept
                    Communications, Inc.

     (c) Letter Agreement dated March 1, 1996 between 13 John G. Heim and The Nostalgia Network, Inc.

99.1                Press release dated March 1, 1996             19